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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          OCTOBER 11, 2006
                                                  ------------------------------

                               EMRISE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                      001-10346               77-0226211
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


               9485 HAVEN AVENUE, SUITE 100
               RANCHO CUCAMONGA, CALIFORNIA                        91730
         ----------------------------------------                ----------
         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:        (909) 987-9220
                                                     ---------------------------

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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 11, 2006, EMRISE Corporation (the "Company") executed a debt commitment letter (the "Commitment Letter"), with City National Bank, a national banking association (the "Lender"), for the commitment of debt financing from Lender in the aggregate amount of up to $5,000,000 (the "Debt Financing"). The Debt Financing is to be used by the Company and its United States subsidiaries for working capital purposes.

         The Debt Financing will be subject to acceptable documentation, including those related to representations, warranties, covenants, default provisions, etc., which are to be in form and substance satisfactory to Lender, Lender's counsel and the Company. The closing of the Debt Financing is subject to numerous other conditions as discussed more fully in the Commitment Letter. The terms of the Debt Financing may differ materially from the terms described herein and set forth in the Commitment Letter. While the Company and Lender have entered into no binding agreement with respect to the Debt Financing, the description set forth below represents the Company's best estimate of the present status of negotiations. If and when such Debt Financing is entered into by Lender and the Company pursuant to a written loan agreement, the Company will file a Form 8-K setting forth the terms and conditions actually agreed upon by the parties.

         The Debt Financing is to be effective through June 6, 2008 and will replace the previous $1.5 million credit facility the Company had with Wells Fargo Bank, N.A. The previous facility is to expire on October 20, 2006.

         The Debt Financing will be structured as a $5,000,000 formula-based revolving line of credit secured by all of the Company's United States domestic assets. The formula generally will provide that outstanding borrowings under the line of credit may not exceed an aggregate of 85% of eligible accounts receivable (subject to adjustments and subject to limitations based upon concentrations greater than 25%), plus 30% of the value of eligible raw materials and finished goods inventory. Borrowings based on inventory-related advances may not exceed 50% of the outstanding loan balance. Final terms of the formula will be subject to the results of a collateral examination now in progress at the Company. At the option of the Company, the interest rate will be either (i) a floating rate equal to Lender's prime rate, or (ii) a fixed rate equal to LIBOR plus 2.50%, with terms of 1, 2, or 3 months and minimum increments of $500,000. Lender's prime rate at October 5, 2006 was 8.25%. Interest will be payable monthly. The outstanding principal balance will be due June 6, 2008. All amounts owed by the Company to Lender may be guaranteed by a third party to be determined by Lender prior to the closing of the financing.

         The Debt Financing will be subject to various financial covenants. All covenants will be tested on a consolidated basis. The minimum fixed charge coverage ratio and the profitability covenants will also be tested on a combined basis limited to the Company's United States domestic subsidiaries. The minimum fixed charge coverage ratio of the Company must be not less than 1.25:1.00, calculated on a rolling four-quarter basis. "Fixed charge coverage ratio" will be defined as net profit after taxes plus depreciation, amortization and interest expense minus non-financial capital expenditures plus dividends divided by the current portion of long-term debt plus interest expense. The current ratio of the Company must be not less than 1.50:1.00. The Company may not sustain a net loss in any two consecutive fiscal quarters. Total liabilities divided by tangible net worth of the Company must not at any time be greater than 2.00:1.00. Tangible net worth of the Company must not at any time be less than $11,125,000.

         The revolving Debt Financing will convert to a $5,000,000 "springing" asset based credit facility with advances up to $2,000,000 to be available without a borrowing base certificate upon the Company meeting each of the following conditions: (i) audited restated financial statements for the years


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ended December 31, 2004 and 2005, (ii) audited financial statements for the year ending December 31, 2006 reflecting a loss of no more than $100,000, and (iii) compliance with Lender's financial loan covenants as of the year ending December 31, 2006 and thereafter.

         All of the Company's obligations to its foreign subsidiaries in connection with borrowings made by such subsidiaries will be subordinated in right of repayment to all obligations of the Company to Lender. The Debt Financing and all other indebtedness of the Company will be cross-defaulted. Lender will have the right to approve all acquisitions by the Company.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  None.

         (c)      Exhibits.
                  ---------

                  Number   Description
                  ------   -----------

                  10.1 Debt Commitment Letter dated October 5, 2006 between the Company and City National Bank.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 17, 2006                    EMRISE CORPORATION


                                           By:  /S/ CARMINE T. OLIVA
                                                -------------------------------
                                                Carmine T. Oliva
                                                Chief Executive Officer




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                         EXHIBITS FILED WITH THIS REPORT



         Number   Description
         ------   -----------

         10.1 Debt Commitment Letter dated October 5, 2006 between the Company and City National Bank.